                                                                   EXHIBIT 99.19

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.     CASE NO: 97-58435 MM
                                                    ------------
                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)

                         SUMMARY OF FINANCIAL STATUS

MONTH ENDED    May, 1998
             -------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                       END OF          END OF        AS OF
                                                                      CURRENT          PRIOR        PETITION
                                                                       MONTH           MONTH         FILING
                                                                      -------          ------       --------
2.  ASSET/LIABILITY SUMMARY
    Current Assets (Market Value)                                      $100,599        $102,868      $245,867
                                                                    ------------    ------------  ------------
    Total Assets (Market Value)                                      $5,513,217      $5,515,486    $5,665,985
                                                                    ------------    ------------  ------------
    Current Liabilities                                                 $99,684         $80,356            $0
                                                                    ------------    ------------  ------------
    Total Liabilities                                                $5,566,719      $5,547,391    $5,467,035
                                                                    ------------    ------------  ------------

                                                                                                     PETITION
                                                                      CURRENT          PRIOR         DATE TO
                                                                       MONTH           MONTH        MONTH END
                                                                      -------         -------       ---------
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
    a.  Total Receipts                                                      $23             $23       $26,195
                                                                    ------------    ------------  ------------
    b.  Total Disbursements                                              $2,292          $5,121       $17,233
                                                                    ------------    ------------  ------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)      ($2,269)        ($5,098)       $8,962
                                                                    ------------    ------------  ------------
    d.  Cash Balance Beginning of Month                                 $27,712         $32,810   ------------
                                                                    ------------    ------------
    e.  Cash Balance End of Month (c + d)                               $25,443         $27,712
                                                                    ------------    ------------
                                                                    ------------    ------------

                                                                    RECEIVABLES                   LIABILITIES
                                                                    ------------                  ------------
4.  POST-PETITION LIABILITIES & RECEIVABLES
    Balance at End of Previous Month                                    $75,156                       $80,356
                                                                    ------------                  ------------
    Balance at End of Current Month                                     $75,156                       $99,684
                                                                    ------------                  ------------

5.  PAST DUE POST-PETITION LIABILITIES
    Balance at End of Previous Month (over 30 days)                          $0
                                                                    ------------
    Balance at End of Current Month (over 30 days)                         $658
                                                                    ------------

                                                                                                                    YES       NO
                                                                                                                  -------  -------
6.  Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)                        X
                                                                                                                  -------  -------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
    amount of payment and name of payee)                                                                                       X
                                                                                                                  -------  -------
8.  Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)                       X
                                                                                                                  -------  -------
9.  Have any payments been made to professionals?  (if yes, attach listing including date of payment,
    amount of payment and name of payee)                                                                                       X
                                                                                                                  -------  -------
10. If you answered yes to line 7,8, or 9, were all such payments approved by the court?                             N/A
                                                                                                                  -------  -------
11. Is the estate insured for replacement cost of assets and for general liability?                                            X
                                                                                                                  -------  -------
12. Are U.S. Trustee quarterly fees current?                                                                         X
                                                                                                                  -------  -------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:  June 23, 1998                              Richard J Redett
            -------------                              ----------------------
                                                       Responsible Individual

                                   BALANCE SHEET
                              (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED MAY, 1998
                                             -----------
                                    ($       )
                                      -------
ASSETS

                                                             FROM SCHEDULES                      MARKET VALUE
                                                             --------------                      ------------
   CURRENT ASSETS
1     Cash and cash equivalents - unrestricted                                                        $25,443
                                                                                                 ------------
2     Cash and cash equivalents - restricted                                                               $0
                                                                                                 ------------
3     Accounts receivable (net)                                      A                                $75,156
                                                                                                 ------------
4     Inventory                                                      B                                     $0
                                                                                                 ------------
5     Prepaid expenses                                                                                     $0
                                                                                                 ------------
6     Other:
             ---------------------------------                                                   ------------
7
      ----------------------------------------                                                   ------------

8        TOTAL CURRENT ASSETS                                                                        $100,599
                                                                                                 ------------


   PROPERTY AND EQUIPMENT (MARKET VALUE)
9     Real property                                                  C                                     $0
                                                                                                 ------------
10    Machinery and equipment                                        D                                     $0
                                                                                                 ------------
11    Furniture and fixtures                                         D                                     $0
                                                                                                 ------------
12    Office equipment                                               D                                     $0
                                                                                                 ------------
13    Leasehold improvements                                         D                                     $0
                                                                                                 ------------
14    Vehicles                                                       D                                     $0
                                                                                                 ------------
15    Other:                                                         D
             ---------------------------------                                                   ------------
16                                                                   D
      ----------------------------------------                                                   ------------
17                                                                   D
      ----------------------------------------                                                   ------------
18                                                                   D
      ----------------------------------------                                                   ------------
19                                                                   D
      ----------------------------------------                                                   ------------

20       TOTAL PROPERTY AND EQUIPMENT                                                                      $0
                                                                                                 ------------


   OTHER ASSETS
21    Notes receivable-net of allowances                                                           $5,000,000
      --------------------------------------------------                                         ------------
22    Investment-NST                                                                                 $300,000
      --------------------------------------------------                                         ------------
23    Investment-subs                                                                                $112,618
      --------------------------------------------------                                         ------------
24    Accounts receivable-intercompany net of allowances                                                   $0
      --------------------------------------------------                                         ------------

25       TOTAL OTHER ASSETS                                                                        $5,412,618
                                                                                                 ------------

26       TOTAL ASSETS                                                                              $5,513,217
                                                                                                 ------------
                                                                                                 ------------

   NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
                                         --------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

                               LIABILITIES AND EQUITY
                              (GENERAL BUSINESS CASE)

                                    ($_______)

LIABILITIES
  POST-PETITION

                                                             FROM SCHEDULES                      MARKET VALUE
                                                             --------------                      ------------
      CURRENT LIABILITIES
27       Salaries and wages
                                                                                                 ------------
28       Payroll taxes
                                                                                                 ------------
29       Real and personal property taxes
                                                                                                 ------------
30       Income taxes
                                                                                                 ------------
31       Notes payable (short term)
                                                                                                 ------------
32       Accounts payable (trade)                                    A                                 $1,425
                                                                                                 ------------
33       Real property lease arrearage
                                                                                                 ------------
34       Personal property lease arrearage
                                                                                                 ------------
35       Accrued professional fees                                                                    $98,259
                                                                                                 ------------
36       Current portion of long-term debt (due within 12 months)
                                                                                                 ------------
37       Other:
                ---------------------------------                                                ------------
38
         ----------------------------------------                                                ------------
39
         ----------------------------------------                                                ------------

40       TOTAL CURRENT LIABILITIES                                                                    $99,684
                                                                                                 ------------
41    LONG-TERM DEBT, NET OF CURRENT PORTION

42       TOTAL POST-PETITION LIABILITIES                                                              $99,684
                                                                                                 ------------

   PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43    Secured claims                                                 E                               $100,000
                                                                                                 ------------
44    Priority unsecured claims                                      E                               $101,776
                                                                                                 ------------
45    General unsecured claims                                       E                             $5,265,259
                                                                                                 ------------

46    TOTAL PRE-PETITION LIABILITIES                                                               $5,467,035
                                                                                                 ------------

47    TOTAL LIABILITIES                                                                            $5,566,719
                                                                                                 ------------

EQUITY (DEFICIT)

48       Preferred Stock                                                                              $80,000
         --------------------------------------------------                                      ------------
49       Common Stock                                                                                 $28,846
         --------------------------------------------------                                      ------------
50       Additional Paid-In Capital                                                               $18,461,441
         --------------------------------------------------                                      ------------
51       Accumulated Deficit                                                                     ($18,589,046)
         --------------------------------------------------                                      ------------
52    Market value adjustment                                                                        ($34,743)
                                                                                                 ------------
53       TOTAL EQUITY (DEFICIT)                                                                      ($53,502)
                                                                                                 ------------
54       TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                    $5,513,217
                                                                                                 ------------
                                                                                                 ------------

                                     SCHEDULES
                              (GENERAL BUSINESS CASE)
                                     ($      )
                                       ------

                                     SCHEDULE A
                          ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                          ACCOUNTS       ACCOUNTS PAYABLE       PAST DUE
Receivables and Payables Ageings                         RECEIVABLE      [POST PETITION]    POST PETITION DEBT
                                                      ----------------   ---------------    ------------------
    0 -30 Days                                                                 $767
                                                       ------------      ------------
    31-60 Days                                                                 $658
                                                       ------------      ------------
    61-90 Days                                                                                   $658
                                                       ------------      ------------       ----------------
    91+ Days                                              $75,156
                                                       ------------      ------------
    Total accounts receivable/payable                     $75,156            $1,425
                                                       ------------      ------------
                                                       ------------      ------------
    Allowance for doubtful accounts                    ------------
    Accounts receivable (net)                             $75,156
                                                       ------------
                                                       ------------

                                     SCHEDULE B
                            INVENTORY/COST OF GOODS SOLD

    TYPES AND AMOUNT OF INVENTORY(IES)                                COST OF GOODS SOLD
    ----------------------------------                                ------------------
                                   INVENTORY(IES)                     Inventory Beginning of Month
                                     BALANCE AT                                                     --------------
                                    END OF MONTH                      Add -
                                   --------------
    Retail/Restaurants -                                                   Net purchases            --------------
          Product for resale                                               Direct labor             --------------
                                   --------------                          Manufacturing overhead   --------------
    Distribution -                                                         Freight in               --------------
          Product for resale       --------------                          Other:                   --------------

                                                                           --------------------     --------------
    Manufacturer -                                                         --------------------     --------------
          Raw materials            --------------
          Work-in-progress         --------------                     Less -
          Finished goods           --------------                          Inventory End of Month
                                                                           Shrinkage                --------------
                                                                           Personal Use             --------------
                                                                                                    --------------
    Other -
          Explain  -------------------
          ----------------------------
                                                                      Cost of Goods Sold                       $0
                                                                                                    --------------
                                                                                                    --------------

    TOTAL                                     $0
                                   --------------
                                   --------------

    METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
    ---------------------------                                       ---------------------------
    Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory valuation used.
                           Yes ___    No ___

    How often do you take a complete physical inventory?              Valuation methods -
                                                                           FIFO cost
          Weekly               ___                                                          --------------
                                                                           LIFO cost
          Monthly              ___                                                          --------------
                                                                           Lower of cost or
          Quarterly            ___                                           market
                                                                                            --------------
          Semi-annually        ___                                    Retail method
                                                                                            --------------
          Annually             ___                                    Other -
                                                                                            --------------
    Date of last physical inventory was       Unknown                      Explain
                                             ----------
                                                                           -------------------------------
    Date of next physical inventory is         N/A                         -------------------------------
                                             ----------

                                     SCHEDULE C
                                   REAL PROPERTY

    DESCRIPTION                                                   COST           MARKET VALUE
    -----------                                                   ----           ------------
    None
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
          TOTAL                                                    $0                 $0
                                                              ------------       ------------
                                                              ------------       ------------

                                     SCHEDULE D
                              OTHER DEPRECIABLE ASSETS

    DESCRIPTION                                                   COST           MARKET VALUE
    -----------                                                   ----           ------------
    MACHINERY & EQUIPMENT -
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
          TOTAL                                                    $0                 $0
                                                              ------------       ------------
                                                              ------------       ------------
    FURNITURE & FIXTURES -
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
          TOTAL                                                    $0                 $0
                                                              ------------       ------------
                                                              ------------       ------------
    OFFICE EQUIPMENT -
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
          TOTAL                                                    $0                 $0
                                                              ------------       ------------
                                                              ------------       ------------

    LEASEHOLD IMPROVEMENTS -
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
          TOTAL                                                    $0                 $0
                                                              ------------       ------------
                                                              ------------       ------------
    VEHICLES -
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
    ---------------------------------------------------       ------------       ------------
          TOTAL                                                    $0                 $0
                                                              ------------       ------------
                                                              ------------       ------------

                                     SCHEDULE E
                              PRE-PETITION LIABILITIES

                                                                 CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT            AMOUNT (b)
-----------------------------------------                        -------           ----------
    Secured claims  (a)                                          $100,000
                                                              ------------       ------------
    Priority claims other than taxes
                                                              ------------       ------------
    Priority tax claims                                          $101,776
                                                              ------------       ------------
    General unsecured claims                                   $5,265,259
                                                              ------------       ------------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                     SCHEDULE F
                             RENTAL INCOME INFORMATION
                     Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED MAY, 1998
                                            -----------
                                 $ ________

           CURRENT MONTH
------------------------------------                                                                  CUMULATIVE      NEXT MONTH
ACTUAL      FORECAST    VARIANCE                                                                      (CASE TO DATE)  FORECAST
------      --------    --------                                                                      --------------  --------
                                                  REVENUES
                                $0       1          Gross Sales                                            $7,000
----------  --------    ----------                                                                      ----------    ------
                                $0       2          less: Sales Returns & Allowances
----------  --------    ----------                                                                      ----------    ------
                                $0       3          Net Sales                                              $7,000        $0
----------  --------    ----------                                                                      ----------    ------
                                $0       4          less: Cost of Goods Sold      (Schedule 'B')          $68,271
----------  --------    ----------                                                                      ----------    ------
                                $0       5          Gross Profit                                         ($61,271)       $0
----------  --------    ----------                                                                      ----------    ------
       $23                     $23       6          Interest                                                 $70
----------  --------    ----------                                                                      ----------    ------
                                         7          Other Income:

                                $0       8
----------  --------    ----------                  -----------------------------------------------     ----------    ------
                                $0       9
----------  --------    ----------                  -----------------------------------------------     ----------    ------
       $23       $0            $23      10               TOTAL REVENUES                                  ($61,201)       $0
----------  --------    ----------                                                                      ----------    ------


                                                  EXPENSES
                                $0      11          Compensation to Owner(s)/Officer(s)
----------  --------    ----------                                                                      ----------    ------
                                $0      12          Salaries/Commissions
----------  --------    ----------                                                                      ----------    ------
                                $0      13          Management Fees
----------  --------    ----------                                                                      ----------    ------
                                $0      14          Depreciation
----------  --------    ----------                                                                      ----------    ------
                                $0      15          Taxes:
----------  --------    ----------                                                                      ----------    ------
                                $0      16               Employer Payroll Taxes
----------  --------    ----------                                                                      ----------    ------
                                $0      17               Real Property Taxes
----------  --------    ----------                                                                      ----------    ------
                                $0      18               Other Taxes
----------  --------    ----------                                                                      ----------    ------
                                $0      19          Other Selling
----------  --------    ----------                                                                      ----------    ------
      $213                   ($213)     20          Other Administrative                                  $1,489
----------  --------    ----------                                                                      ----------    ------
                                $0      21          Interest
----------  --------    ----------                                                                      ----------    ------
                                        22          Other Expenses:
----------  --------    ----------
      $815                   ($815)     23          Storage Rental                                        $1,601
----------  --------    ----------                                                                      ----------    ------
                                $0      24          Accounting                                            $1,510
----------  --------    ----------                                                                      ----------    ------
                                $0      25          Press Release                                           $625
----------  --------    ----------                                                                      ----------    ------
      $554                   ($554)     26          Telecommunications                                    $4,208
----------  --------    ----------                                                                      ----------    ------
      $984                   ($984)     27          SEC Reporting                                         $2,531
----------  --------    ----------                                                                      ----------    ------
      $243                   ($243)     28          Litigation Costs                                      $1,193
----------  --------    ----------                  -----------------------------------------------     ----------    ------
                                $0      29
----------  --------    ----------                  -----------------------------------------------     ----------    ------
                                $0      30
----------  --------    ----------                  -----------------------------------------------     ----------    ------

    $2,809       $0        ($2,809)     31               TOTAL EXPENSES                                   $13,157        $0
----------  --------    ----------                                                                      ----------    ------

   ($2,786)      $0        ($2,786)     32        SUBTOTAL                                               ($74,358)       $0
----------  --------    ----------                                                                      ----------    ------

                                                  REORGANIZATION ITEMS
   $18,561                ($18,561)     33          Professional Fees                                    $180,347
----------  --------    ----------                                                                      ----------    ------
                                $0      34          Provisions for Rejected Executory Contracts
----------  --------    ----------                  Interest Earned on Accumulated Cash                 ----------    ------
                                $0      35               Resulting from Chp 11 Case
----------  --------    ----------                                                                      ----------    ------
                                $0      36          Gain or (Loss) from Sale of Equipment                 $4,592
----------  --------    ----------                                                                      ----------    ------
      $250                   ($250)     37          US Trustee Fees                                         $500
----------  --------    ----------                  -----------------------------------------------     ----------    ------
                                $0      38
----------  --------    ----------                  -----------------------------------------------     ----------    ------

   $18,811       $0       ($18,811)     39               TOTAL REORGANIZATION ITEMS                      $176,255        $0
----------  --------    ----------                                                                      ----------    ------

  ($21,597)      $0       ($21,597)     40        NET PROFIT (Loss) BEFORE FEDERAL & STATE TAXES        ($250,613)       $0
----------  --------    ----------                                                                      ----------    ------
                                $0      41          Federal & State Income Taxes
----------  --------    ----------                                                                      ----------    ------
  ($21,597)      $0       ($21,597)     42        NET PROFIT (Loss)                                     ($250,613)       $0
----------  --------    ----------                                                                      ----------    ------
----------  --------    ----------                                                                      ----------    ------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

               SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                        (GENERAL BUSINESS CASE)

                    FOR THE MONTH ENDED MAY, 1998
                                       -----------

CASH BALANCE BEGINNING OF MONTH                                      $27,712
                                                                    ---------
CASH RECEIPTS (1)                                                        $23
                                                                    ---------
CASH DISBURSEMENTS (1)                                                $2,292
                                                                    ---------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                   ($2,269)
                                                                    ---------
CASH BALANCE END OF MONTH                                            $25,443
                                                                    ---------
                                                                    ---------

RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                     ACCOUNT 1           ACCOUNT 2              ACCOUNT 3
                                                     ---------           ---------              ---------
BANK                                              Wells Fargo         Bank of America
                                                  ---------------     ---------------        ---------------
ACCOUNT TYPE                                      General             Murray&Murray Trust
                                                  ---------------     ---------------        ---------------
ACCOUNT NO.                                       0114-458243         00357-63272
                                                  ---------------     ---------------        ---------------
ACCOUNT PURPOSE                                   Operations          None
                                                  ---------------     ---------------        ---------------
BALANCE, END OF MONTH                                  $13,282              $12,161
                                                  ---------------     ---------------        ---------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                   $25,443
                                                  ---------------
                                                  ---------------

(1)  Excluding bank transfers between your accounts.